American Growth Fund Series One (the "Fund") is managed using a growth style of investing.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Series One Summary Prospectus page 1

Risk/Return Summary
Investment Objectives/Goals
The Fund´s primary objective is growth of capital.

Fee Table
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the American Growth Fund. More information about these and other discounts is available from your financial professional and in How to Reduce your Sales Charge, page 13 of the Fund´s prospectus and under Distribution of Shares, page 11 of the Fund´s statement of additional information.

	Class A	Class B	Class C	Class D
SHAREHOLDER FEES: (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	5.75%
Maximum deferred sales charge (load) as a percentage of original purchase price or redemption proceeds, whichever is lower	None(a)	5% (b)	1% (c)	None(a)
Maximum sales charge (load) imposed on reinvested dividends	None	None	None	None
Redemption Fees	None	None	None	None
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment) ended July 31, 2017:

Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and Service (12b-1) fees	0.30%	1.00%	1.00%	None
Other Expenses	5.07%	5.07%	5.07%	5.07%
Total Annual Fund Operating Expenses	6.37%	7.07%	7.07%	6.07%

(a) Purchases of Class A and Class D shares in amounts of $1,000,000 or more which are not subject to an initial sales charge generally will be subject to a contingent deferred sales charge of 1.0% of amounts redeemed within the first year of purchase. See Class A and D Sales Charges on page 13.
(b) Contingent Deferred Sales Charge for the 1st 2 years is 5%, 3rd & 4th years - 4%, 5th yr. - 3%, 6th yr. - 2%, 7th yr. - 1%.
(c) In the first year after purchase.
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund´s operating expenses remain the same. Seven years after the date of purchase, Class C Shares automatically convert to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$1,171	$2,339	$3,476	$6,183
Class B	$1,200	$2,456	$3,657	$6,380
Class C	$ 800	$2,056	$3,357	$6,380
Class D	$1,144	$2,264	$3,360	$5,999

You would pay the following expenses if you did not redeem your shares:

Class A	$1,171	$2,339	$3,476	$6,183
Class B	$ 700	$2,056	$3,357	$6,380
Class C	$ 700	$2,056	$3,357	$6,380
Class D	$1,144	$2,264	$3,360	$5,999

Series One Summary Prospectus page 2

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund´s performance. During the most recent fiscal year, the Fund´s portfolio turnover rate was 15% of the average market value of its portfolio.

Principal Investment Strategy
Investment Research Corporation (the "Adviser") manages the Fund using a growth style of investing. We use a consistent approach to build the Fund´s security portfolio which is made up primarily of common stocks and securities convertible into common stock. These securities are issued by large companies, and to a lesser extent, small and mid-sized companies. When a company´s fundamentals are strong, we believe earnings growth will follow.

Principal risks of investing in the Fund
The primary risks of investing in the Fund are:
~ Stock Market Risk - the value of an investment may fluctuate,
~ Industry and security risk - the risk that the value of securities in a particular industry or the value of an individual stock or bond will decline because of changing expectations for the performance of that industry or for the individual company issuing the stock or bond.
~ Management Risk - risks that the Adviser´s assessment of a company´s growth prospects may not be accurate,
~ Interest Rate Risk – as rates rise, the price of a fixed rate bond will fall,
~ Credit Risk – a bond’s issuer may be unable to make timely payments of interest and capital,
~ Foreign Investment Risk – adverse effects from political instability, currency exchange rates, economic conditions or regulatory and accounting standards.
~ Liquidity Risk - a given security or asset may not be readily marketable,
~ Small Cap Risk - small cap stocks tend to have a high exposure to market fluctuations and failure,
~ Mid Cap Risk - mid cap stocks tend to have a greater exposure to market fluctuations and failure,
~ Equity Risk – stock and equity fluctuates in response to a company’s financial condition,
~ Repurchase Agreement Risk – a seller may default or a security declines in value,
~ Depository Receipts Risk – generally these are subject to the same risks as Foreign Investment Risks,
~ Convertible Securities have the risk of loss of principal at maturity.
~ Large Cap Company Risk – slower response to competitors, technology and consumer tastes and slower growth rates during periods of economic expansion.
Loss of some or all of the money you invest is a risk of investing in the Fund.

Risk/Return Bar Chart and Table
The bar chart and table are intended to provide you with an indication of the risks of investing in the Fund by showing changes in performance from year to year and by showing how the Fund´s average annual returns for Class D shares for 1, 5 and 10 years compare to those of the Standard and Poor’s 500 Index total return. Past performance, before and after taxes, is not predictive of future performance. Account fees are not reflected in the chart. If the sales load and account fees were included, the returns would be less than those that are shown. Updated performance information for the Fund is available at the Fund´s web site (www.americangrowthfund.com) or toll free telephone number (800) 525-2406.

Highest quarterly return: 15.00% for quarter ended September 2009. Lowest quarterly return: -26.06% for quarter ended September 2011. Year to date performance for the period ended 09/30/17 was 7.88%.

Series One Summary Prospectus page 3

Average annual total returns for the periods ended December 31, 2016	One Year	Five Years	Ten Years

Class A Return before taxes	4.31%	11.75%	2.40%
Class B Return before taxes	9.70%	12.27%	2.31%*
Class C Return before taxes	9.75%	12.26%	2.26%
Class D Return before taxes	4.29%	11.98%	2.71%
Class D Return after taxes on Distributions	4.29%	11.98%	2.71%
Class D Return after taxes on Distributions and Sale of Fund Shares	4.29%	11.98%	2.71%
Standard and Poor’s 500 Index (reflects no deduction for fees expenses, or taxes)	11.96%	14.66%	6.95%

* After seven years Class B Shares convert to Class A Shares. The ten year return for Class B reflects the first seven year returns for Class B and the remaining 3 years as Class A.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes;
Actual after-tax returns depend on an investor´s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts;
After-tax returns are shown for only Class D and after-tax returns for other Classes will vary.

The Investment Adviser
The investment adviser is Investment Research Corporation.

Portfolio Manager
The Fund is managed by an Investment Committee made up of Timothy Taggart, the Fund´s President, and Robert Fleck, an employee of the Advisor, who has both acted in this capacity since April of 2011.

Series One Summary Prospectus page 4

Purchase and Sale of Fund Shares
When purchasing Fund shares there is no minimum initial or subsequent amount required. You can purchase and sell your shares on any business day through your financial adviser, by mail by writing to: American Growth Fund, 1636 Logan Street, Denver, CO 80203, by wire if the purchase or sale is over $1,000, or by calling 800-525-2406 if the purchase or sale is $5,000 or less.

Tax Consequences
Distributions from the Fund´s long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary´s Web site for more information.

Series One Summary Prospectus page 5